SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549 FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):December 8, 2005

MEDICAL INTERNATIONAL TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)

Colorado	000-31469	84-1509950

(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

2281 Guenette
Ville Saint-Laurent
Montreal, Quebec, Canada HR4 2E9

(Address of Principal Executive Offices)

(514) 339-9355

Registrants Telephone Number

(Former Name or Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

MEDICAL INTERNATIONAL TECHNOLOGY, INC. Report on Form 8-K

Section 3 – Securities and Trading Markets

Item 3.02 – Unregistered Sales of Equity Securities

On December 7, 2005, Medical International Technology, Inc. (the "Company") completed two rounds of financing.

The first private placement consisted of 2,000,000 Units at a price of $0.25 per unit. Each unit sold in this offering was composed of one (1) Series A Warrant for the purchase of 2,000,000 shares of the Company's common stock at an exercise price of $0.75 per share and one (1) Series B Warrant for the purchase of 2,000,000 shares of the Company's common stock at an exercise price of $1.00 per share. Both the series A and series B warrants expire on October 27, 2007. The total amount raised from this placement was $500,000 of which the company is obligated to pay an 8% finder fee to a consulting firm. Net proceeds to the company less the $40,000 finder fee were $460,000. The purchaser of this offering was a Canadian entity controlled by a daughter of the individual controlling the consulting firm.

The second private placement consisted of a sale of 1,224,000 Units at a price of $0.25 per Unit. Each unit sold in this second offering was composed of one (1) Series A Warrant for the purchase of 1,224,000 shares of the Company's common stock at an exercise price of $0.75 per share and one (1) Series B Warrant for the purchase of 1,224,000 shares of the Company's common stock at an exercise price of $1.00 per share. Both the series A and series B warrants expire on November 07, 2007. The total amount raised from this placement was $306,000 of which the company is obligated to pay an 8% finder fee to consultant. Net proceeds to the company less the $24,480 finder fee were $281,520.

The Units in these offerings were sold in exempt transactions under, Section 4(2) of the Securities Act of 1933, regulation “S” of the Securities Act of 1933 and are subject to Rule 144 of the Securities Act of 1933, as amended. Medical International Technology, Inc. conducted the private offering through its executive officers and directors and sold all 3,244,000 shares to seven accredited overseas investors for gross proceeds of $806,000. Exemptions being non-exclusive the following factors are relevant: Each purchaser was an accredited investor as defined by Rule 501 of regulation D of the Securities Act of 1933; An aggregate of only $806,000 was received and no prior offerings were made by Medical International Technology, Inc..; No advertisements were made.; Each purchaser had adequate access to information pertaining to Medical International Technology, Inc.; The securities are restricted pursuant to Rule 144.

All proceeds from the two private placements will be used to increase production, marketing capabilities and meet order backlogs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL INTERNATIONAL TECHNOLOGY, INC.

Date: December 14, 2005	By:	\s\ Karim Menassa, President and CEO

Karim Menassa, President and CEO